UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2019

AMERICAN SHARED HOSPITAL SERVICES

(Exact name of registrant
as specified in charter)

California	1-08789	94-2918118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Embarcadero Center, Suite 410, San Francisco, CA 94111
(Address of principal executive offices)

Registrant’s telephone number, including area code 415-788-5300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Shared Hospital Services Common Stock, No Par Value	AMS	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Certain Directors or Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described below in Item 5.07, on June 21, 2019, at the Meeting (as defined below), the stockholders of the Company approved an amendment and restatement of the Company's Incentive Compensation Plan (as so amended and restated, the "Plan") that extended the term of the Plan by two years from February 22, 2020 to February 22, 2022.

For a description of the terms and conditions of the Plan, please refer to "Proposal No. 4: Approval of the Amendment and Restatement of the Incentive Compensation Plan" on pages 26-37 of the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2019 (the "Proxy Statement"), which description is incorporated herein by reference and qualified in its entirety by the complete text of the Plan provided elsewhere in the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Securities Holders.

The Company’s Annual Shareholders Meeting (“Meeting”) was held on June 21, 2019. There were present in person or by proxy at said Meeting shareholders voting 5,145,872 shares that represent 90.05% of the 5,714,154 shares outstanding and entitled to vote at the Meeting which represented a quorum. At the Meeting, the shareholders:

1)	Voted on the Election of Directors as follows:

Nominee	For	Withheld	Broker Non-Vote
Ernest A. Bates, M.D.	2,546,073	243,952	2,355,847
Daniel G. Kelly, Jr.	2,542,124	247,901	2,355,847
David A. Larson, M.D.	2,544,583	245,442	2,355,847
Sandra A.J. Lawrence	2,571,186	218,839	2,355,847
S. Mert Ozyurek	2,546,451	243,574	2,355,847
Raymond C. Stachowiak	2,659,945	130,080	2,355,847

All six individuals were elected to serve on the Board of Directors for the following year.

2)	Voted on our Executive Compensation. There were 2,536,082 votes for, 235,509 votes against, 18,434 votes abstained, and 2,355,847 broker non-votes. The votes ‘for’ constituted a majority of those voting in person or by proxy, and also represented at least a majority of the voting power required to constitute a quorum at the Meeting.

3)	Voted on the Frequency of the Advisory Vote on Executive Compensation. There were 2,523,819 votes for one year, 9,456 votes for two years, 252,520 votes for three years, 4,230 votes abstained, and 2,355,847 broker non-votes. The votes ‘for one year’ constitutes a majority of those voting in person of by proxy, and also represented at least a majority of the voting power required to constitute a quorum at the Meeting. In accordance with the Company’s recommendation, and the advisory vote of a majority of shareholders, the Company will hold an advisory vote on executive compensation on an annual basis.

4)	Voted on the Amendment and Restatement of the Company’s Incentive Compensation Plan. There were 2,464,564 votes for, 295,820 votes against, 29,641 votes abstained, and 2,355,847 broker non-votes. The votes ‘for’ constituted a majority of those voting in person or by proxy, and also represented at least a majority of the voting power required to constitute a quorum at the Meeting.

5)	Voted on the Ratification of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm. There were 4,907,619 votes for, 233,702 votes against, 4,551 votes abstained, and 0 broker non-votes. The votes ‘for’ constituted a majority of those voting in person or by proxy, and also represented at least a majority of the voting power required to constitute a quorum at the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Shared Hospital Services

Date:	June 26, 2019	By:	/s/ Ernest A. Bates, M.D.
			Name:	Ernest A. Bates, M.D.
			Title:	Chairman and CEO